Exhibit 99.2

Supplemental Financial Highlights
2nd Quarter of 2010

COLONIAL
PROPERTIES TRUST

Colonial Properties Trust

TABLE OF CONTENTS
Overview and Contact Information	3
1. Financial Highlights	4
2. Quarterly Earnings Announcement and Financial Statements
Consolidated Statements of Operations	5
Funds from Operations (FFO) Reconciliation / Shares	6
Balance Sheet	7
3. Multifamily
Portfolio Statistics	8
Components of Net Operating Income (NOI)	9
Capitalized Expenditures	9
Same Property Comparisons	10
4. Joint Ventures
Operating Data / Balance Sheet Data	14
Investment Summary	15
Three Month Income Summary	16
Six Month Income Summary	17
Commercial Operational Statistics	18
5. For-Sale Residential Activities	19
6. Consolidated Data
Development Pipeline	20
Debt Summary / Coverage Ratios / Covenants / Market Capitalization	21
Supplemental Data / Investment Activities	23
7. Corporate Reconciliations
Revenues / Expenses / NOI	24
NOI from Discontinued Operations / EBITDA	26
SEC Coverage Ratios	27
8. Appendix
Multifamily Community Table	28
Commercial Property Table	31
Unconsolidated Joint Venture Summary	33
9. Glossary of Terms	34
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented in the Company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the Company’s results.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
Achieve Consistent Long-term Performance through:

- Owning a multifamily portfolio	- Managing multifamily, office, retail and mixed-use properties
- Investing in high growth Sunbelt cities	- Delivering additional income from the taxable REIT subsidiary (TRS)
- Pursuing strategic acquisition, disposition and development opportunities	- Ensuring a strong balance sheet and liquidity position
- Achieving operating excellence
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 — fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 — fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Michelle Ko	646-855-1802
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
Green Street Advisors	Andy McCullouch	949-640-8780
FBR Capital Markets	David Toti	646-885-5433
Keefe Bruyette	Haendel St. Juste	212-887-3842
Morgan Keegan	Steve Swett	212-508-7585
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O’neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor’s Research	Raymond Mathis	212-438-9558
UBS	Dustin Pizzo	212-713-4847
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2010 Range

Diluted (Loss) per Share	$(0.80)	$(0.75)
Plus: Real Estate Depreciation & Amortization	1.78	1.78
Less: Gain on Sale of Operating Properties	—	—

Total Diluted Funds from Operations (“FFO”) per Share	$0.98	$1.03

Less: Gain on Sale of Land & Bond or Preferred Stock Repurchases	—	—

Operating Funds from Operations per share	$0.98	$1.03

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
Second Quarter 2010
FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)

	Three Months Ended		Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Total property revenues (1)	$88,339	$81,255	$176,129	$164,629

Multifamily property revenues (1)	77,026	76,952	151,000	150,724
Multifamily property NOI (1)	43,967	45,329	85,296	87,466

Management & leasing fee revenues	3,400	3,924	6,298	7,379

EBITDA (2)	52,641	55,099	105,089	115,943

Net (loss) income
Per share — basic	(0.17)	(0.04)	(0.36)	0.25
Per share — diluted	(0.17)	(0.04)	(0.36)	0.25

Funds from operations
Per share — basic	0.27	0.56	0.54	1.43
Per share — diluted	0.27	0.56	0.54	1.43

Dividends per share	0.15	0.15	0.30	0.40

Dividends/EPS (diluted) payout ratio	(88.2%)	(375.0%)	(83.3%)	160.0%
Dividends/FFO (diluted) payout ratio	55.6%	26.8%	55.6%	28.0%

Consolidated interest expense (1)	$20,927	$22,810	$41,828	$43,242
Consolidated interest income (1)	(325)	(449)	(718)	(750)

Net interest expense (1)	20,602	22,361	41,110	42,492

Pro-rata share of joint venture interest expense	3,284	6,131	6,310	12,212

Principal reductions	328	243	630	481
Preferred dividends & distributions	3,847	3,850	7,692	7,734

Interest coverage ratio (3)	2.2x	1.9x	2.2x	2.1x
Fixed charge coverage ratio (3)	1.8x	1.7x	1.8x	1.8x
Fixed charge w/capitalized interest ratio (3)	1.8x	1.6x	1.8x	1.7x

Multifamily same property NOI decrease (4)	(5.3%)	(7.5%)	(7.0%)	(5.4%)
(# of apartment homes included)	29,173	28,285	29,173	28,285

	As of	As of
	6/30/2010	12/31/2009
Total assets	$3,195,886	$3,172,632
Total debt	$1,707,831	$1,704,343
Common shares and units, outstanding end of period	78,617	74,529
Share price, end of period	$14.53	$11.73
Preferred shares and units, end of period	$200,118	$200,118
Book equity value, end of period (5)	$1,387,954	$1,385,661
Market equity value, end of period (6)	$1,142,305	$874,225

Debt to total market capitalization ratio (7)	56.0%	61.3%

Unencumbered real estate assets (at cost) to unsecured debt ratio (7)	249.1%	240.5%

(1)	Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	For a reconciliation of EBITDA, see page 26.

(3)	For additional information on these calculations, see page 22.

(4)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year.

(5)	Includes common and preferred, shares and units.

(6)	Includes common shares and units.

(7)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2010
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)

	Three Months Ended		Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Revenue
Minimum Rent	$73,613	$70,210	$147,094	$140,448
Tenant Recoveries	2,608	909	5,397	1,975
Other Property Related Revenue	12,118	10,136	23,662	19,635
Construction Revenues	—	315	—	350
Other Non-Property Related Revenue	3,400	3,924	6,298	7,379

Total Revenue	91,739	85,494	182,451	169,787

Operating Expenses
Operating Expenses:
Property Operating Expenses	25,979	22,893	51,399	45,361
Taxes, Licenses, and Insurance	10,982	10,311	22,041	21,288

Total Property Operating Expenses	36,961	33,204	73,440	66,649

Construction Expenses	—	315	—	349
Property Management Expenses	1,878	1,683	3,685	3,602
General and Administrative Expenses	5,458	4,525	10,264	8,908
Management Fee and Other Expenses	2,585	3,540	5,258	7,756
Restructuring Charges	—	—	—	812
Investment and Development (1)	31	1,319	34	1,484
Depreciation	30,243	28,276	60,521	56,061
Amortization	2,170	1,199	4,394	2,071
Impairment and other losses (2)	—	564	783	1,617

Total Operating Expenses	79,326	74,625	158,379	149,309

Income from Operations	12,413	10,869	24,072	20,478

Other Income (Expense)
Interest Expense	(20,927)	(22,810)	(41,828)	(43,242)
Debt Cost Amortization	(1,131)	(807)	(2,316)	(2,110)
Gain on Retirement of Debt	1,015	16,232	1,044	41,551
Interest Income	325	449	718	750
Income (Loss) from Partially-Owned Investments	395	(628)	665	(1,278)
(Loss) Gain on Hedging Activites	(289)	4	(289)	(1,060)
(Loss) Gain on Sale of Property, net of income taxes/(benefit) of $93 (Q2) and $93 (YTD) in 2010 and ($21) (Q2) and $3,156 (YTD) in 2009	(654)	(143)	(661)	5,238
Income Taxes	(439)	(221)	(688)	2,869

Total Other Income (Expense)	(21,705)	(7,924)	(43,355)	2,718

(Loss) Income from Continuing Operations	(9,292)	2,945	(19,283)	23,196

Discontinued Operations
(Loss) Income from Discontinued Operations (2)	(15)	(1,288)	(46)	(745)
(Loss) Gain on Disposal of Discontinued Operations, net of income taxes of $- (Q2) and $- (YTD) in 2010 and $44 (Q2) and $70 (YTD) in 2009	(13)	(32)	(48)	12

(Loss) Income from Discontinued Operations	(28)	(1,320)	(94)	(733)

Net (Loss) Income	(9,320)	1,625	(19,377)	22,463

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	28	9	111	(999)
Noncontrolling Interest in CRLP — Preferred	(1,813)	(1,813)	(3,625)	(3,625)
Noncontrolling Interest in CRLP — Common	1,288	135	2,774	(2,210)

Discontinued Operations
Noncontrolling Interest in CRLP — Common	2	204	11	44
Noncontrolling Interest of Limited Partners	—	(26)	(5)	442

(Income) Loss Attributable to Noncontrolling Interest	(495)	(1,491)	(734)	(6,348)

Net (Loss) Income Attributable to Parent Company	(9,815)	134	(20,111)	16,115

Dividends to Preferred Shareholders	(2,034)	(2,037)	(4,067)	(4,109)
Preferred Share Issuance Costs, net of discount	—	—	—	(5)

Net (Loss) Income Available to Common Shareholders	$(11,849)	$(1,903)	$(24,178)	$12,001

(Loss) Earnings per Share — Basic
Continuing Operations	$(0.17)	$(0.02)	$(0.36)	$0.25
Discontinued Operations	—	(0.02)	—	—

EPS — Basic	$(0.17)	$(0.04)	$(0.36)	$0.25

(Loss) Earnings per Share — Diluted
Continuing Operations	$(0.17)	$(0.02)	$(0.36)	$0.25
Discontinued Operations	—	(0.02)	—	—

EPS — Diluted	$(0.17)	$(0.04)	$(0.36)	$0.25

(1)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.

(2)	For the six months ended June 30, 2010, the Company incurred casualty losses related to property damage at three of the Company’s multifamily apartment communities. For the three months ended June 30, 2009, the Company recorded a $2.4 million non-cash impairment charge. Of the charge, $0.6 million (presented in “Impairment” in continuing operations) is related to a for-sale residential project (all units sold during 2009) and the sale of outparcels, and $1.8 million (presented as a part of “(Loss) Income from Discontinued Operations”) is related to two multifamily apartment communities sold during 2009. For the six months ended June 30, 2009, in addition to the charges described above, the Company recorded a $1.0 million non-cash impairment charge (presented in “Impairment” in continuing operations). Of the charge, $0.7 million is related to our Noncontrolling Interest in the Craft Farms joint venture and $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2010
SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)

	Three Months Ended		Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Net (Loss) Income Available to Common Shareholders	$(11,849)	$(1,903)	$(24,178)	$12,001
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(1,290)	(339)	(2,785)	2,166
Noncontrolling Interest in Gain on Sale of Undepreciated Property	—	—	—	992

Total	(13,139)	(2,242)	(26,963)	15,159

Adjustments — Consolidated Properties
Depreciation — Real Estate	29,802	27,778	59,623	55,186
Amortization — Real Estate	1,718	386	3,459	728
Remove: (Loss)/Gain on Sale of Property, net of Income Tax and Noncontrolling Interest	667	175	709	(5,250)
Include: (Loss)/Gain on Sale of Undepreciated Property, net of Income Tax and Noncontrolling Interest	(631)	(187)	(641)	3,544

Total Adjustments — Consolidated	31,556	28,152	63,150	54,208

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	1,715	4,449	4,123	9,234
Amortization — Real Estate	708	1,638	1,410	3,452
Remove: Gain/(Loss) on Sale of Property	(15)	35	(96)	52

Total Adjustments — Unconsolidated	2,408	6,122	5,437	12,738

Funds from Operations	$20,825	$32,032	$41,624	$82,105

Income Allocated to Participating Securities	(169)	(156)	(343)	(401)

Funds from Operations Available to Common Shareholders and Unitholders	$20,656	$31,876	$41,281	$81,704

FFO per Share
Basic	$0.27	$0.56	$0.54	$1.43
Diluted	$0.27	$0.56	$0.54	$1.43

Operating FFO:
Funds from Operations	$20,656	$31,876	$41,281	$81,704
Less: Transaction Income
- Development and Land (Gains)/Losses	631	187	528	(3,544)
- Bond / Preferred Repurchase Gains	(1,015)	(16,232)	(1,044)	(41,546)
- Write-off of OCI as a Result of Bond Repurchases	289	—	289	1,060

Operating FFO	$20,561	$15,831	$41,054	$37,674

Operating FFO per Share
Basic	$0.27	$0.28	$0.54	$0.66
Diluted	$0.27	$0.28	$0.54	$0.66
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares, net of the attributable write-off of future interest expense held in OCI. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of the Company’s current business plan, the timing and amount of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.
SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)

	Three Months Ended		Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Basic
Shares	69,553	48,649	67,998	48,427
Operating Partnership Units (OP Units)	7,656	8,729	7,905	8,794

Total Shares & OP Units	77,209	57,378	75,903	57,221

Dilutive Common Share Equivalents	—	—	—	—

Diluted (1)
Shares	69,553	48,649	67,998	48,427
Total Shares & OP Units	77,209	57,378	75,903	57,221

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
BALANCE SHEET
($ in 000s)

	As of	As of
	6/30/2010	12/31/2009
ASSETS
Real Estate Assets
Operating Properties	$3,250,350	$3,210,350
Undeveloped Land & Construction in Progress	276,768	237,100

Total Real Estate, before Depreciation	3,527,118	3,447,450

Less: Accumulated Depreciation	(579,517)	(519,728)
Real Estate Assets Held for Sale, net	33,323	65,022

Net Real Estate Assets	2,980,924	2,992,744

Cash and Equivalents	3,735	4,590
Restricted Cash	8,169	7,952
Accounts Receivable, net	17,732	33,934
Notes Receivable	44,480	22,208
Prepaid Expenses	24,833	16,503
Deferred Debt and Lease Costs	22,209	22,560
Investment in Unconsolidated Subsidiaries	39,007	17,422
Other Assets	54,797	54,719

Total Assets	$3,195,886	$3,172,632

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$303,115	$310,546
Notes and Mortgages Payable	1,404,716	1,393,797

Total Long-Term Liabilities	1,707,831	1,704,343

Accounts Payable	27,978	28,299
Accrued Interest	11,834	13,133
Accrued Expenses	25,302	26,142
Investment in Unconsolidated Subsidiaries	22,110	—
Other Liabilities	12,877	15,054

Total Liabilities	1,807,932	1,786,971

Redeemable Common Units	133,399	133,537

EQUITY
Noncontrolling Interest
Series B 7 1/4%, Preferred Units	100,000	100,000
Limited Partner’s Noncontrolling interest	835	985

Total Noncontrolling Interest	100,835	100,985

Series D 8 1/8% Preferred Shares (Liquidation Value)	100,118	100,118
Cumulative Earnings	1,280,387	1,296,188
Cumulative Distributions	(1,781,236)	(1,753,015)
Accumulated Other Comprehensive Loss	(2,453)	(2,957)
Common Equity, including additional paid-in capital	1,556,904	1,510,805

Total Equity, including Noncontrolling Interest	1,254,555	1,252,124

Total Liabilities and Equity	$3,195,886	$3,172,632

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	6/30/2010	12/31/2009
Basic
Shares	71,231	66,366
Operating Partnership Units (OP Units)	7,386	8,163

Total Shares & OP Units	78,617	74,529

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Second Quarter 2010
COMMUNITY PORTFOLIO AT JUNE 30, 2010 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total
Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	998	2,908	—	2,908	—	2,908	—	2,908
Birmingham	1,262	345	1,607	—	1,607	—	1,607	—	1,607
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	4,564	301	4,865	—	4,865	—	4,865	—	4,865
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	—	1,964	74	2,038	—	2,038	—	2,038
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,149	288	1,437	—	1,437	—	1,437	—	1,437
Other	3,740	760	4,500	113	4,613	—	4,613	—	4,613

Total Portfolio	29,173	2,692	31,865	288	32,153	—	32,153	—	32,153

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 1,340 total units at the Company’s partially-owned apartment communities.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	Communities	Pro Rata % (4)	2010	2010	2009	2009	2009

Atlanta	12.3%	11.5%	95.6%	96.3%	95.4%	94.4%	95.5%
Austin	5.8%	8.4%	96.9%	96.9%	95.2%	95.1%	94.4%
Birmingham	4.1%	3.7%	96.5%	96.3%	94.1%	96.9%	95.4%
Charleston	5.6%	5.2%	97.1%	98.1%	97.8%	97.0%	96.4%
Charlotte	13.7%	13.8%	96.6%	96.5%	92.7%	93.4%	93.2%
Dallas/Fort Worth	13.0%	12.0%	95.6%	95.3%	93.2%	92.8%	93.3%
Huntsville	3.3%	3.0%	97.8%	97.8%	97.5%	96.2%	98.1%
Orlando	7.7%	7.0%	97.6%	98.3%	96.1%	96.0%	94.6%
Phoenix	3.5%	3.2%	96.4%	97.5%	88.6%	89.5%	92.8%
Raleigh	6.7%	6.4%	95.9%	95.5%	94.0%	94.1%	93.5%
Richmond	6.2%	5.7%	96.8%	97.5%	98.3%	94.7%	94.0%
Savannah	4.8%	5.4%	94.6%	97.8%	97.3%	96.7%	96.3%
Other	13.3%	14.7%	97.1%	96.7%	95.0%	94.0%	93.4%

Total Portfolio (5)	100.0%	100.0%	96.4%	96.7%	94.7%	94.4%	94.3%

Same Property (6)			96.4%	96.7%	94.7%	94.4%	94.2%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 28.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

(5)	Total portfolio occupancy calculated includes wholly-owned operating communities and joint venture communities.

(6)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Second Quarter 2010
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2010	6/30/2009	Change	6/30/2010	6/30/2009	Change

Property Revenues
Same Property Communities (2)	29,173	$69,791	$70,696	$(905)	$138,681	$141,690	$(3,009)
Non-Same Property Communities	2,692	6,269	4,218	2,051	12,311	7,652	4,659
Joint Venture Communities (3)	288	655	665	(10)	1,289	1,293	(4)
Development and Lease Up Communities	—	—	—	—	—	—	—
Dispositions / Other	—	311	1,373	(1,062)	620	2,745	(2,125)

Total Property Revenues	32,153	$77,026	$76,952	$74	$152,901	$153,380	$(479)

Property Expenses
Same Property Communities (2)	29,173	$29,778	$28,450	$1,328	$59,504	$56,561	$2,943
Non-Same Property Communities	2,692	2,819	2,190	629	5,472	4,392	1,080
Joint Venture Communities (3)	288	318	311	7	614	629	(15)
Development and Lease Up Communities	—	—	1	(1)	—	1	(1)
Dispositions / Other	—	145	671	(526)	275	1,319	(1,044)

Total Property Expenses	32,153	$33,060	$31,623	$1,437	$65,865	$62,902	$2,963

Property Net Operating Income
Same Property Communities (2)	29,173	$40,013	$42,245	$(2,232)	$79,177	$85,128	$(5,951)
Non-Same Property Communities	2,692	3,449	2,028	1,421	6,838	3,260	3,578
Joint Venture Communities (3)	288	337	354	(17)	675	664	11
Development and Lease Up Communities	—	—	(1)	1	—	(1)	1
Dispositions / Other	—	168	703	(535)	346	1,427	(1,081)

Total Property Net Operating Income	32,153	$43,967	$45,329	$(1,362)	$87,036	$90,478	$(3,442)
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2010	6/30/2009	Change	6/30/2010	6/30/2009	Change

Capitalized Expenses
Same Property Communities (2)	29,173	$7,216	$3,404	$3,812	$13,021	$5,899	$7,122
Non-Same Property Communities	2,692	181	65	116	280	131	149
Joint Venture Communities	288	16	23	(7)	31	35	(4)
Development and Lease Up Communities	—	(5)	—	(5)	(5)	1	(6)
Dispositions / Other	—	11	179	(168)	31	156	(125)

Total Property Capitalized Expenses	32,153	$7,419	$3,671	$3,748	$13,358	$6,222	$7,136

Capitalized Expenses per Unit
Same Property Communities (2)	29,173	$247	$117	$131	$446	$202	$244
Non-Same Property Communities	2,692	67	24	43	104	49	55
Joint Venture Communities	288	56	80	(24)	108	122	(14)

Total Per Unit	32,153	$231	$114	$117	$415	$194	$221

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Second Quarter 2010
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED JUNE 30, 2010

	Revenues			Expenses			NOI
	2Q10	2Q09	% Chg	2Q10	2Q09	% Chg	2Q10	2Q09	% Chg

Atlanta	$8,588	$8,675	(1.0%)	$3,650	$3,671	(0.6%)	$4,938	$5,003	(1.3%)
Austin	4,475	4,540	(1.4%)	2,165	2,019	7.2%	2,309	2,521	(8.4%)
Birmingham	2,872	2,878	(0.2%)	1,241	1,153	7.6%	1,632	1,725	(5.4%)
Charleston	3,870	3,777	2.5%	1,613	1,482	8.8%	2,257	2,294	(1.6%)
Charlotte	9,762	10,098	(3.3%)	4,288	4,012	6.9%	5,474	6,087	(10.1%)
Dallas/Fort Worth	10,146	10,345	(1.9%)	4,941	4,705	5.0%	5,205	5,641	(7.7%)
Huntsville	2,089	2,105	(0.8%)	777	732	6.1%	1,312	1,373	(4.4%)
Orlando	5,126	5,137	(0.2%)	2,039	2,018	1.0%	3,087	3,119	(1.0%)
Phoenix	2,320	2,405	(3.5%)	933	785	18.9%	1,386	1,620	(14.4%)
Raleigh	4,536	4,685	(3.2%)	1,836	1,793	2.4%	2,701	2,893	(6.6%)
Richmond	4,180	4,291	(2.6%)	1,694	1,641	3.2%	2,486	2,650	(6.2%)
Savannah	2,967	3,035	(2.2%)	1,048	1,028	1.9%	1,920	2,007	(4.3%)
Other	8,860	8,725	1.5%	3,553	3,411	4.2%	5,306	5,312	(0.1%)

Total Same Property (1)	$69,791	$70,696	(1.3%)	$29,778	$28,450	4.7%	$40,013	$42,245	(5.3%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2Q10	2Q09	% Chg	2Q10	2Q09	% Chg

Atlanta	3,282	12.3%	95.6%	95.5%	0.1%	$765	$824	(7.2%)
Austin	1,910	5.8%	96.5%	94.6%	1.9%	700	748	(6.4%)
Birmingham	1,262	4.1%	96.4%	95.2%	1.2%	689	720	(4.3%)
Charleston	1,578	5.6%	97.1%	96.4%	0.7%	694	721	(3.7%)
Charlotte	4,564	13.7%	96.5%	93.0%	3.5%	639	696	(8.2%)
Dallas/Fort Worth	4,480	13.0%	95.6%	93.3%	2.3%	684	728	(6.0%)
Huntsville	836	3.3%	97.8%	98.1%	(0.3%)	705	745	(5.4%)
Orlando	1,756	7.7%	97.6%	94.6%	3.0%	870	926	(6.0%)
Phoenix	952	3.5%	96.4%	92.8%	3.6%	729	848	(14.0%)
Raleigh	1,964	6.7%	96.0%	93.6%	2.4%	709	740	(4.2%)
Richmond	1,700	6.2%	96.8%	94.0%	2.8%	721	788	(8.5%)
Savannah	1,149	4.8%	94.2%	96.3%	(2.1%)	763	818	(6.7%)
Other	3,740	13.3%	97.5%	93.5%	4.0%	710	751	(5.5%)

Total Same Property (1)	29,173	100.0%	96.4%	94.2%	2.2%	$711	$762	(6.7%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year to Date 2010
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE SIX MONTHS ENDED JUNE 30, 2010

	Revenues			Expenses			NOI
	2010	2009	% Chg	2010	2009	% Chg	2010	2009	% Chg

Atlanta	$17,185	$17,513	(1.9%)	$7,440	$7,354	1.2%	$9,745	$10,159	(4.1%)
Austin	8,880	9,139	(2.8%)	4,193	4,118	1.8%	4,687	5,021	(6.7%)
Birmingham	5,712	5,659	0.9%	2,442	2,259	8.1%	3,270	3,400	(3.8%)
Charleston	7,620	7,420	2.7%	3,135	2,924	7.2%	4,485	4,496	(0.2%)
Charlotte	19,328	20,342	(5.0%)	8,620	8,010	7.6%	10,708	12,332	(13.2%)
Dallas/Fort Worth	20,204	20,947	(3.5%)	9,971	9,399	6.1%	10,233	11,548	(11.4%)
Huntsville	4,159	4,201	(1.0%)	1,556	1,465	6.2%	2,603	2,736	(4.9%)
Orlando	10,191	10,332	(1.4%)	4,067	3,989	2.0%	6,124	6,344	(3.5%)
Phoenix	4,569	4,902	(6.8%)	1,859	1,483	25.4%	2,710	3,419	(20.7%)
Raleigh	9,022	9,340	(3.4%)	3,659	3,422	6.9%	5,363	5,918	(9.4%)
Richmond	8,304	8,591	(3.3%)	3,352	3,261	2.8%	4,953	5,330	(7.1%)
Savannah	5,968	6,005	(0.6%)	2,118	2,097	1.0%	3,850	3,908	(1.5%)
Other	17,539	17,299	1.4%	7,092	6,780	4.6%	10,446	10,517	(0.7%)

Total Same Property (1)	$138,681	$141,690	(2.1%)	$59,504	$56,561	5.2%	$79,177	$85,128	(7.0%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2010	2009	% Chg	2010	2009	% Chg

Atlanta	3,282	12.3%	95.6%	95.5%	0.1%	$767	$831	(7.7%)
Austin	1,910	5.9%	96.5%	94.6%	1.9%	705	753	(6.4%)
Birmingham	1,262	4.1%	96.4%	95.2%	1.2%	694	721	(3.7%)
Charleston	1,578	5.7%	97.1%	96.4%	0.7%	695	732	(5.1%)
Charlotte	4,564	13.5%	96.5%	93.0%	3.5%	646	703	(8.1%)
Dallas/Fort Worth	4,480	12.9%	95.6%	93.3%	2.3%	689	729	(5.5%)
Huntsville	836	3.3%	97.8%	98.1%	(0.3%)	712	753	(5.4%)
Orlando	1,756	7.7%	97.6%	94.6%	3.0%	870	938	(7.2%)
Phoenix	952	3.4%	96.4%	92.8%	3.6%	748	863	(13.3%)
Raleigh	1,964	6.8%	96.0%	93.6%	2.4%	711	744	(4.4%)
Richmond	1,700	6.3%	96.8%	94.0%	2.8%	720	797	(9.7%)
Savannah	1,149	4.9%	94.2%	96.3%	(2.1%)	765	824	(7.2%)
Other	3,740	13.2%	97.5%	93.5%	4.0%	711	756	(6.0%)

Total Same Property (1)	29,173	100.0%	96.4%	94.2%	2.2%	$715	$768	(6.9%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Second Quarter 2010
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

	Revenues			Expenses			NOI
	2Q10	1Q10	% Chg	2Q10	1Q10	% Chg	2Q10	1Q10	% Chg

Atlanta	$8,588	$8,597	(0.1%)	$3,650	$3,790	(3.7%)	$4,938	$4,807	2.7%
Austin	4,475	4,405	1.6%	2,165	2,027	6.8%	2,309	2,378	(2.9%)
Birmingham	2,872	2,840	1.1%	1,241	1,201	3.3%	1,632	1,639	(0.4%)
Charleston	3,870	3,750	3.2%	1,613	1,521	6.0%	2,257	2,229	1.3%
Charlotte	9,762	9,566	2.0%	4,288	4,332	(1.0%)	5,474	5,234	4.6%
Dallas/Fort Worth	10,146	10,058	0.9%	4,941	5,030	(1.8%)	5,205	5,028	3.5%
Huntsville	2,089	2,070	0.9%	777	779	(0.3%)	1,312	1,291	1.6%
Orlando	5,126	5,065	1.2%	2,039	2,028	0.5%	3,087	3,038	1.6%
Phoenix	2,320	2,249	3.2%	933	926	0.8%	1,386	1,324	4.7%
Raleigh	4,536	4,486	1.1%	1,836	1,824	0.7%	2,701	2,662	1.5%
Richmond	4,180	4,124	1.4%	1,694	1,658	2.2%	2,486	2,466	0.8%
Savannah	2,967	3,001	(1.1%)	1,048	1,071	(2.1%)	1,920	1,930	(0.5%)
Other	8,860	8,680	2.1%	3,553	3,539	0.4%	5,306	5,139	3.2%

Total Same Property (1)	$69,791	$68,891	1.3%	$29,778	$29,726	0.2%	$40,013	$39,165	2.2%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2Q10	1Q10	% Chg	2Q10	1Q10	% Chg

Atlanta	3,282	12.3%	95.6%	96.3%	(0.7%)	$765	$769	(0.5%)
Austin	1,910	5.8%	96.5%	97.0%	(0.5%)	700	710	(1.4%)
Birmingham	1,262	4.1%	96.4%	96.4%	0.0%	689	700	(1.6%)
Charleston	1,578	5.6%	97.1%	98.1%	(1.0%)	694	697	(0.4%)
Charlotte	4,564	13.7%	96.5%	96.4%	0.1%	639	652	(2.0%)
Dallas/Fort Worth	4,480	13.0%	95.6%	95.3%	0.3%	684	694	(1.4%)
Huntsville	836	3.3%	97.8%	97.8%	0.0%	705	719	(1.9%)
Orlando	1,756	7.7%	97.6%	98.3%	(0.7%)	870	871	(0.1%)
Phoenix	952	3.5%	96.4%	97.5%	(1.1%)	729	767	(5.0%)
Raleigh	1,964	6.7%	96.0%	95.5%	0.5%	709	713	(0.6%)
Richmond	1,700	6.2%	96.8%	97.5%	(0.7%)	721	720	0.1%
Savannah	1,149	4.8%	94.2%	97.7%	(3.5%)	763	766	(0.4%)
Other	3,740	13.3%	97.5%	97.1%	0.4%	710	713	(0.4%)

Total Same Property (1)	29,173	100.0%	96.4%	96.7%	(0.3%)	$711	$719	(1.1%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Second Quarter 2010
($ in 000s)
COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED JUNE 30, 2010

					2Q10 % Of	2Q09 % Of
	2Q10	2Q09	Change	% Change	Operating Exp.	Operating Exp.	Change

On-site payroll (1)	$7,512	$7,313	$199	2.7%	25.2%	25.7%	(0.5%)
Real estate taxes	7,212	7,307	(95)	(1.3%)	24.2%	25.7%	(1.5%)
Utilities (2)	6,346	5,885	461	7.8%	21.3%	20.7%	0.6%
Repairs and maintenance (3)	5,517	4,733	784	16.6%	18.5%	16.6%	1.9%
Insurance	1,290	1,312	(22)	(1.7%)	4.3%	4.6%	(0.3%)
General and administrative	1,067	1,131	(64)	(5.7%)	3.6%	4.0%	(0.4%)
Advertising and promotions	834	769	65	8.5%	2.8%	2.7%	0.1%

Total Same Property (4)	$29,778	$28,450	$1,328	4.7%	100.0%	100.0%
COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 2010

					2010 % Of	2009 % Of
	2010	2009	Change	% Change	Operating Exp.	Operating Exp.	Change

On-site payroll (1)	$14,750	$14,386	$364	2.5%	24.8%	25.4%	(0.6%)
Real estate taxes	14,508	14,989	(481)	(3.2%)	24.4%	26.5%	(2.1%)
Utilities (2)	13,009	12,006	1,003	8.4%	21.9%	21.2%	0.6%
Repairs and maintenance (3)	10,733	8,735	1,998	22.9%	18.0%	15.4%	2.6%
Insurance	2,743	2,628	115	4.4%	4.6%	4.6%	(0.0%)
General and administrative	2,137	2,217	(80)	(3.6%)	3.6%	3.9%	(0.3%)
Advertising and leasing	1,624	1,600	24	1.5%	2.7%	2.8%	(0.1%)

Total Same Property (4)	$59,504	$56,561	$2,943	5.2%	100.0%	100.0%

(1)	On-site payroll — Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.

(2)	Utilities — Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in “Other Property Related Revenue”.

(3)	Repairs and maintenance — Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.

(4)	Same property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
JOINT VENTURE OPERATIONS

	Three Months Ended		Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
OPERATING DATA (1)

Property Revenues
Rental revenues	$8,660	$17,295	$17,358	$34,897
Other property revenues	370	883	769	1,784

Total property revenues	9,030	18,178	18,127	36,681

Property Expenses
Property operating and maintenance	2,027	4,207	3,912	8,355
Taxes, license and insurance	907	2,261	1,836	4,509

Total property expenses	2,934	6,468	5,748	12,864

Net Operating Income (NOI)	6,096	11,710	12,379	23,817

Other Income (Expenses)
Interest, net	(3,309)	(6,208)	(6,373)	(12,367)
Depreciation and amortization (2)	(2,339)	(6,036)	(5,356)	(12,576)
Other	(53)	(59)	(98)	(100)

Total other expenses	(5,701)	(12,303)	(11,827)	(25,043)

Gain on sale of properties, net	—	(35)	113	(52)

Income (Loss) from Partially-Owned Investments	$395	$(628)	$665	$(1,278)

	As of
	6/30/2010	12/31/2009
BALANCE SHEET DATA (3)

Real estate assets, net	$1,386,259	$1,436,221
Other assets, net	86,328	118,095

Total assets	$1,472,587	$1,554,316

Notes payable	$1,159,667	$1,211,927
Other liabilities	107,993	108,277

Total liabilities	1,267,660	1,320,204

Member’s equity	204,927	234,112

Total liabilities and member’s equity	$1,472,587	$1,554,316

Colonial’s equity investment (4)	$16,897	$17,422
Colonial’s pro-rata share of debt	$225,421	$239,056

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as “Liabilities” on the Company’s Balance Sheet as of June 30, 2010.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of June 30, 2010
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term (In	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	In Progress	Notes Payable	Interest	Rate	Months)	Rate	Rate
MULTIFAMILY
DRA (3)	—	—	—	—	—	—	—	—	—	—
Other	6	1,340	120,323	19,621	101,358	21%	5.59%	37	69.97%	30.03%

Total Multifamily	6	1,340	$120,323	$19,621	$101,358

COMMERCIAL
DRA/CLP (4)	18	5,220	953,934	—	741,909	15%	5.61%	48	100.00%	—
Bluerock	9	1,704	232,287	—	107,540	10%	6.47%	89	100.00%	—
Parkway Place	1	621	89,335	—	46,726	50%	6.50%	119	100.00%	—
Turkey Creek	2	637	106,121	—	77,510	50%	5.93%	64	86.84%	13.16%
Other	6	1,358	118,858	—	84,791	21%	5.02%	26	65.25%	34.75%

Total Commercial	36	9,540	$1,500,535	$—	$1,058,476

	42	10,880	$1,620,858	$19,621	$1,159,834

(1)	Gross leasable area includes anchor-owned square footage.

(2)	Represents gross investment in real estate at 100% (excluding depreciation).

(3)	On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, NC, and made a net cash payment of $2.7 million in exchange for DRA’s 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.

(4)	As of June 30, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

2010	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended June 30, 2010
($ in 000s)

									Colonial Share
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sale	Amortization	(Loss)	(Loss) (1)
MULTIFAMILY
DRA (2)	$1,556	$719	$837	$552	$—	$—	$411	(126)	$2
Other	3,180	1,785	1,395	1,448	6	—	1,220	(1,279)	(56)

Total Multifamily	$4,736	$2,504	$2,232	$2,000	$6	$—	$1,631	$(1,405)	$(54)

COMMERCIAL
DRA/CLP (3)	26,055	10,208	15,847	10,575	(16)	—	11,566	(6,278)	(437)
Bluerock	6,722	2,037	4,685	3,280	(7)	—	3,059	(1,647)	(66)
Parkway Place	2,630	831	1,799	616	—	—	695	488	347
Turkey Creek	3,070	712	2,358	1,060	74	—	1,158	66	68
Other	2,968	687	2,281	965	29	—	163	1,124	537

Total Commercial	$41,445	$14,475	$26,970	$16,496	$80	$—	$16,641	$(6,247)	$449

	$46,181	$16,979	$29,202	$18,496	$86	$—	$18,272	$(7,652)	$395

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, North Carolina, and made a net cash payment of $2.7 million in exchange for DRA’s 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.

(3)	As of June 30, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

2010	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Six Months Ended June 30, 2010
($ in 000s)

									Colonial Share
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sale	Amortization	(Loss)	(Loss) (1)
MULTIFAMILY
DRA (2)	$3,097	$1,369	$1,728	$1,165	$5	$—	$823	$(265)	$(21)
Other	6,281	3,419	2,862	2,490	8	—	2,474	(2,110)	(182)

Total Multifamily	$9,378	$4,788	$4,590	$3,655	$13	$—	$3,297	$(2,375)	$(203)

COMMERCIAL
DRA/CLP (3)	52,370	20,091	32,279	21,038	(19)	—	23,480	(12,220)	(829)
Bluerock	13,237	4,010	9,227	6,539	(14)	—	6,295	(3,593)	(168)
Parkway Place	5,337	1,632	3,705	1,026	—	—	1,379	1,300	879
Turkey Creek	6,058	1,376	4,682	2,118	144	—	2,272	148	138
Other	6,076	1,342	4,734	1,955	49	226	1,178	1,778	848

Total Commercial	$83,078	$28,451	$54,627	$32,676	$160	$226	$34,604	$(12,587)	$868

	$92,456	$33,239	$59,217	$36,331	$173	$226	$37,901	$(14,962)	$665

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, North Carolina, and made a net cash payment of $2.7 million in exchange for DRA’s 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.

(3)	As of June 30, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

2010	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Second Quarter 2010

	As of
	6/30/2010	6/30/2009
Base rent per square foot — Straight-line
Office
Consolidated	$26.13	$28.70
Unconsolidated	19.58	19.76

Retail (1)
Consolidated	$24.68	$24.17
Unconsolidated	24.61	22.70

Base rent per square foot — Cash
Office
Consolidated	$24.88	$25.07
Unconsolidated	19.30	19.33

Retail (1)
Consolidated	$24.36	$23.96
Unconsolidated	24.40	22.32

Square Feet (in 000’s)
Office
Consolidated	1,329	516
Unconsolidated (2)	918	2,281

Retail
Consolidated	1,057	1,040
Unconsolidated (2)	576	1,035

(1)	This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional details.
OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2010	273	4%	$5,346	4%	44	2%	$847	3%
2011	987	14%	18,227	15%	159	9%	2,998	9%
2012	1,651	24%	32,785	27%	239	13%	4,783	15%
2013	786	12%	14,853	12%	174	10%	3,544	11%
2014	426	6%	7,280	6%	82	5%	1,352	4%
2015+	2,697	40%	44,897	36%	1,107	61%	20,432	59%

Total Leased SF	6,820		$123,388		1,805		$33,956
RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2010	47	2%	$1,071	2%	23	2%	$543	2%
2011	176	7%	3,525	8%	123	9%	2,438	9%
2012	297	12%	5,636	13%	138	10%	3,160	12%
2013	223	9%	4,905	11%	120	8%	2,599	10%
2014	112	5%	2,299	5%	68	5%	1,302	5%
2015+	1,623	66%	26,920	61%	962	67%	15,759	61%

Total Leased SF	2,478		$44,355		1,433		$25,800
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Capital Expenditures ($ in 000s)
Regular Maintenance	$107	$200	$171	$327
Tenant Improvements	361	624	835	1,234
Leasing Commissions	442	424	505	802

Total	$910	$1,248	$1,511	$2,363

Less: Unconsolidated Assets	(710)	(1,233)	(978)	(2,347)

Total — Consolidated Assets	$200	$15	$533	$16

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Capital Expenditures ($ in 000s)
Regular Maintenance	$34	$28	$74	$58
Revenue- Enhancing	10	21	12	26
Tenant Improvements	9	176	34	234
Leasing Commissions	119	57	193	96

Total	$172	$282	$312	$414

Less: Unconsolidated Assets	(87)	(260)	(182)	(381)

Total — Consolidated Assets	$85	$22	$130	$33

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three and six months ended June 30, 2010, there were no gains recognized on for-sale residential or development sales. For the three and six months ended June 30, 2009, continuing operations includes (losses)/ gains on for-sale residential and development sales of ($335,000) and $7.0 million (before noncontrolling interest and income taxes). For the three and six months ended June 30, 2009, discontinued operations includes gains on condominium conversion sales of $174,000 and $243,000 (before noncontrolling interest and income taxes). A summary of revenues and costs of these activities for the three and six months ended June 30, 2010 and 2009 are as follows:

	Three Months Ended		Six Months Ended
($ in 000s)	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Condominium conversion revenues, net	$—	$794	$—	$1,121
Condominium conversion costs	—	(620)	—	(878)

Gains (losses) on condominium conversion sales, before noncontrolling interest and income taxes	—	174	—	243

For-sale residential revenues, net	1,126	5,464	2,634	24,698
For-sale residential costs	(1,157)	(5,568)	(2,688)	(24,823)

Gains (losses) on for-sale residential sales, before noncontrolling interest and income taxes	(31)	(104)	(54)	(125)

Development revenues, net	—	—	—	30,672
Development costs (1)	(746)	(231)	(746)	(23,544)

Gains (losses) on development sales, before noncontrolling interest and income taxes	(746)	(231)	(746)	7,128

Noncontrolling interest	—	—	—	(992)
Provision for income taxes	—	(44)	—	(2,873)

Gains (losses) on condominium conversions, for-sale residential sales and developments, net of noncontrolling interest and income taxes	$(777)	$(205)	$(800)	$3,381

(1)	Represents contingent liabilities for settlement mitigation and infrastructure cost on two commercial developments previously sold.
RESIDENTIAL FOR-SALE DEVELOPMENTS

						Units
			Average Price of		Units Closed	Closed
			Units/Lots		in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Projected Sell Out	Quarter	Date	Contract (1)	Units / Lots

Southgate on Fairview	Charlotte, NC	47	$297,126	3Q10 - 4Q10	5	36	7	4
Metropolitan Midtown	Charlotte, NC	101	$346,081	4Q10 - 4Q11	—	69	2	30
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	4Q12 - 3Q16	—	19	—	40

		207			5	124	9	74

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.
There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	2Q10	After
Commercial (1)
Colonial Promenade Nord du Lac Phase I (2)	Covington, LA	174	n/a	161	1Q10	4Q10	4Q11	$26.5	$17.0	$9.5

			Total Active Development Projects					$26.5	$17.0	$9.5

			Future Development Projects (see below)						115.7
			Investment Land (see below)						144.1

			Total Properties Under Development (per Balance Sheet)						$276.8

(1)	Colonial Pinnacle Craft Farms II was placed into service during 2Q10.

(2)	Total cost to date for this project is presented net of impairment charges recorded in 4Q09 and 4Q08.
FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE

		Units/	Future	Investment	Held
	Location	SF-in 000s	Development	Land	for Sale
Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.4	—	—
CG at Sweetwater	Phoenix, AZ	195	7.3	—	—
CG at Azure	Las Vegas, NV	188	7.8	—	—
CG at Cityway	Austin, TX	320	5.0	—	—
CG at South End	Charlotte, NC	353	12.8	—	—
CG at Hampton Preserve	Tampa, FL	486	15.0	—	—
CG at Randal Park (1)	Orlando, FL	750	19.2	—	—

Total Multifamily Assets			$75.5	$—	$—

Commercial
Colonial Promenade Nord du Lac (2)	Covington, LA	236	30.5	—	—
Colonial Promenade Huntsville	Huntsville, AL	111	9.7	—	—
Outparcels / Pads			—	15.4	—

Total Commercial Assets			$40.2	$15.4	$—

Multifamily			—	3.3	—
Commercial			—	54.9	—
Condo / Townhome			—	—	17.0
For-sale Residential Land			—	70.5	16.3

Total Projects			$115.7	$144.1	$33.3

(1)	This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of development are subject to change.

(2)	Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.
PROPERTY ACQUISITIONS

				Acquisition	Cap
	Location	Date	Units/SF	Basis (1)	Rate	Remarks
			(SF-000s)	($ mm)
Multifamily
CG at Riverchase Trails	Birmingham, AL	Jun-10	345	$24.6	6.9%	Acquired remaining 80% interest in asset.

(1)	Includes the Company’s previously owned 20% equity investment.
PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)
Multifamily
CV at Cary	Raleigh, NC	Jun-10	319	$5.0	7.0%	20% Ownership Interest

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2010
QUARTERLY DEBT SUMMARY
($ in 000s)

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$303,115	18%	1.4%	2.0	$303,115	16%	1.4%	2.0
Unsecured Other	707,398	41%	6.0%	3.8	707,398	36%	6.0%	3.8
Secured	697,317	41%	5.6%	8.7	922,738	48%	5.5%	7.7

Total Debt	$1,707,831	100%	5.0%	5.5	$1,933,251	100%	5.1%	5.4

Fixed/Floating
Fixed Rate Debt	$1,391,491	82%	5.9%	6.3	$1,584,912	82%	5.9%	6.1
Floating Rate Debt	316,340	18%	1.5%	2.1	348,339	18%	1.5%	2.0

Total Debt	$1,707,831	100%	5.0%	5.5	$1,933,251	100%	5.1%	5.4

PRINCIPAL DEBT MATURITY SCHEDULE
($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2010	5.71%
2011	4.00%
2012	6.86%
2013	6.11%
2014	6.00%
2015	5.97%
2016	6.01%
2017	6.39%
Thereafter	5.48%

Total	5.84%

LINE OF CREDIT

	6/30/10	12/31/09	Interest Rate	Due
Floating	$303,115	$310,546	1.40%	06/15/12

Total Outstanding on LOC	$303,115	$310,546	1.40%

Notes:
•	In addition to the $675MM LOC, Wachovia has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.

•	5-Year facility through June 2012.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2010
PUBLIC RATINGS

			Senior Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BB+	Stable	BB-
Moody’s Investor Services	Karen Nickerson	212-553-4924	Ba1	Negative	Ba2
Standard & Poor’s	Beth Campbell	212-438-2415	BB+	Stable	B+
COVERAGE RATIOS

	2Q09	YTD ’09	2Q10	YTD ’10
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	1.2	1.4	0.7	0.6
Earnings to Fixed Charges & Preferred Share Distributions (1)	1.1	1.3	0.6	0.6

Supplemental Coverage Ratios
Interest Coverage (2)	1.9	2.1	2.2	2.2
Fixed Charge Coverage (3)	1.7	1.8	1.8	1.8
Fixed Charge w/ Cap Int (4)	1.6	1.7	1.8	1.8
See page 27 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share distributions for the three and six months ended June 30, 2010, is primarily due to a decline in net operating income as the result of pressure on net effective rents driven by deteriorating economic conditions.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q09		2Q09		3Q09		4Q09		1Q10		2Q10		3Q10	4Q10
Total Debt to Total Assets cannot exceed 60%	54.4%		54.2%		52.1%		49.3%		48.6%		48.5%
Secured Debt to Total Assets cannot exceed 40%	22.8%		26.5%		26.3%		21.9%		21.9%		23.1%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	211.2%		219.5%		234.1%		240.5%		248.2%		249.1%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.1	x	2.1	x	2.2	x	2.3	x	2.2	x	2.1	x

TOTAL MARKET CAPITALIZATION

($ in 000s)

Consolidated Debt	$1,741,538		$1,736,497		$1,672,917		$1,704,343		$1,673,306		$1,707,831
Unconsolidated Debt	476,784		471,096		445,742		239,056		238,385		225,421

Total Debt	2,218,322		2,207,594		2,118,659		1,943,399		1,911,691		1,933,251
Preferred Stock
7.25% Series B (Units)	100,000		100,000		100,000		100,000		100,000		100,000
8.125% Series D	100,281		100,281		100,118		100,118		100,118		100,118

Total Preferred Stock	200,281		200,281		200,118		200,118		200,118		200,118

Market Equity (Shares & Units)	218,856		427,326		607,000		874,225		997,711		1,142,305

Total Market Capitalization	$2,637,459		$2,835,201		$2,925,777		$3,017,742		$3,109,520		$3,275,674

Debt / Total Market Capitalization	84.1%		77.9%		72.4%		64.4%		61.5%		59.0%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s)
SUPPLEMENTAL DATA

	2Q10	2Q09	YTD 10	YTD 09
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
Condo Conversions	$—	$130	$—	$173
For-Sale Residential	(31)	(104)	(54)	(125)
Development (1)	(746)	(231)	(746)	3,333
Land / Outparcel Sales	146	18	159	163

Totals	(631)	(187)	(641)	3,544

3rd Party Mgt & Leasing Fee Revenue	3,400	3,924	6,298	7,379
Straight Line Rents	481	278	1,093	(123)
Percentage Rents	278	84	381	139
Interest Expense	20,927	22,810	41,828	43,242
Capitalized Interest	302	827	670	3,070
Debt — Principal Reductions	328	243	630	481
Preferred Dividend Payments	3,847	3,850	7,692	7,734
Amortization of Deferred Financing Costs	1,131	807	2,316	2,110
Amortization of Stock Compensation	1,161	807	2,155	1,562
Unconsolidated (2)
Straight Line Rents	107	243	212	523
Interest Expense	3,284	6,131	6,310	12,212
Debt — Principal Reductions	175	236	454	452
Amortization of Deferred Financing Costs	28	92	68	187

(1)	Represents contingent liabilities for settlement mitigation and infrastructure cost on two commercial develoments previously sold.

(2)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	2Q10	2Q09	YTD 10	YTD 09
Acquisition of Properties
Multifamily	$22,766	$—	$22,766	$—

Development Expenditures
Multifamily	$828	$5,009	$882	$12,140
Commercial	8,091	5,115	14,152	10,872
For-Sale / Other	699	323	699	10,335

Total, including subs	9,618	10,447	15,733	33,347
Less: Infrastructure
Reimbursement from City/County	—	(69)	—	(1,069)
Less: Unconsolidated /Other (1)	(103)	(559)	(393)	(1,090)

Development, Consolidated Assets	$9,515	$9,819	$15,340	$31,188

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$768	$—	$768	$—
Commercial	—	—	—	30,672
For Sale / Projects	1,126	6,259	2,634	25,820
Outparcels/Land (2)	1,319	694	1,944	2,087

Total, including subs	3,213	6,953	5,346	58,579
Selling Costs	(193)	(853)	(327)	(2,902)
Outparcels/Land	(1,319)	(694)	(1,319)	(2,087)
Less: Unconsolidated — net (2)	(768)	—	(1,393)	—

Sales, Net — Consolidated Assets	$933	$5,406	$2,307	$53,590

(1)	Includes items reclassified to other cash flow investing activites.

(2)	Outparcels/Land sales for the six months ended June 30, 2010 include an outparcel sale at one of the Company’s unconsolidated commercial properties, Colonial Promenade Smyrna, in which the Company owns a 50% interest.
The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
RECONCILIATION OF REVENUES

	Three Months Ended		Six Months Ended
	2Q10	2Q09	YTD 10	YTD 09
Divisional Total Revenues
Multifamily — Same Property	$69,791	$70,696	$138,681	$141,690
Multifamily — Non-Same Property (1)	7,242	6,927	14,230	13,075
Commercial	20,322	23,036	41,312	46,511

Total Divisional Revenues	97,355	100,659	194,223	201,276

Less: Unconsolidated Revenues — Multifamily	(968)	(2,040)	(1,911)	(4,041)
Less: Unconsolidated Revenues — Commercial	(8,044)	(16,120)	(16,183)	(32,606)
Discontinued Operations	(4)	(1,244)	24	(2,571)
Construction Revenues	—	315	—	350
Unallocated Corporate Revenue	3,400	3,924	6,298	7,379

Consolidated Revenue Adjusted -’09 Discontinued Operations (2)	91,739	85,494	182,451	169,787

Add: Additional Discontinued Operations Revenue, post filing (3)	—	(1)	—	(1)

Total Consolidated Revenue, per 10-Q (4)	$91,739	$85,493	$182,451	$169,786

RECONCILIATION OF EXPENSES

	2Q10	2Q09	YTD 10	YTD 09
Divisional Total Expenses
Multifamily — Same Property	$29,778	$28,450	$59,504	$56,561
Multifamily — Non-Same Property (1)	3,779	4,221	7,234	8,667
Commercial	6,629	8,280	12,989	16,695

Total Divisional Expenses	40,186	40,951	79,727	81,923

Less: Unconsolidated Expenses — Multifamily	(550)	(1,002)	(1,034)	(1,970)
Less: Unconsolidated Expenses — Commercial	(2,657)	(6,004)	(5,231)	(11,919)
Discontinued Operations	(18)	(2,541)	(22)	(3,185)
Impairment Charge — Discontinued Operations (5)	—	1,800	—	1,800

Total Property Operating Expenses	36,961	33,204	73,440	66,649
Construction Expenses	—	315	—	349
Property Management Expenses	1,878	1,683	3,685	3,602
General & Administrative Expenses	5,458	4,525	10,264	8,908
Management Fee and Other Expenses	2,585	3,540	5,258	7,756
Restructure Charges	—	—	—	812
Investment and Development (6)	31	1,319	34	1,484
Impairment and other losses (5)	—	564	783	1,617
Depreciation	30,243	28,276	60,521	56,061
Amortization	2,170	1,199	4,394	2,071

Consolidated Expense Adjusted -’09 Discontinued Operations (2)	79,326	74,625	158,379	149,309

Add: Additional Discontinued Operations Expense, post filing (3)	—	(1)	—	(317)

Total Consolidated Expense, per 10-Q (4)	$79,326	$74,624	$158,379	$148,992

Notes on following page.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
RECONCILIATION OF NOI

	2Q10	2Q09	YTD 10	YTD 09
Divisional Total NOI
Multifamily — Same Property	$40,013	$42,246	$79,177	$85,129
Multifamily — Non-Same Property (1)	3,463	2,706	6,996	4,408
Commercial	13,693	14,756	28,323	29,816

Total Divisional NOI	57,169	59,708	114,496	119,353

Less: Unconsolidated NOI — Multifamily	(418)	(1,038)	(877)	(2,071)
Less: Unconsolidated NOI — Commercial	(5,387)	(10,116)	(10,952)	(20,687)
Discontinued Operations	14	1,297	46	614
Impairment Charge — Discontinued Operations (5)	—	(1,800)	—	(1,800)
Unallocated Corporate Revenue	3,400	3,924	6,298	7,379
Construction NOI	—	—	—	1
Property Management Expenses	(1,878)	(1,683)	(3,685)	(3,602)
General & Administrative Expenses	(5,458)	(4,525)	(10,264)	(8,908)
Management Fee and Other Expenses	(2,585)	(3,540)	(5,258)	(7,756)
Restructure Charges	—	—	—	(812)
Investment and Development (6)	(31)	(1,319)	(34)	(1,484)
Impairment and other losses (5)	—	(564)	(783)	(1,617)
Depreciation	(30,243)	(28,276)	(60,521)	(56,061)
Amortization	(2,170)	(1,199)	(4,394)	(2,071)

Income from Operations	12,413	10,869	24,072	20,478
Total Other (Expense) Income	(21,705)	(7,924)	(43,355)	2,718

(Loss) Income from Continuing Operations (7)	(9,292)	2,945	(19,283)	23,196

Discontinued Operations	—	—	—	316

09 & 10 Discontinued Operations Other Income (Expense) (3)	—	—	—	—

(Loss) Income from Continuing Operations, per 10-Q (4)	$(9,292)	$2,945	$(19,283)	$23,512

Notes:

(1)	Includes operations from for-sale portfolio.

(2)	Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.

(3)	Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.

(4)	For prior period, reflects total consolidated revenue, expense or (loss) income from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).

(5)	For the six months ended June 30, 2010, the Company incurred casualty losses related to property damage at three of the Company’s multifamily apartment communities. For the three months ended June 30, 2009, the Company recorded a $2.4 million non-cash impairment charge. Of the charge, $0.6 million (presented in “Impairment” in continuing operations) is related to a for-sale residential project (all units sold during 2009) and the sale of outparcels, and $1.8 million (presented as a part of “(Loss) Income from Discontinued Operations”) is related to two multifamily apartment communities sold during 2009. For the six months ended June 30, 2009, in addition to the charges described above, the Company recorded a $1.0 million non-cash impairment charge (presented in “Impairment” in continuing operations). Of the charge, $0.7 million is related to our Noncontrolling Interest in the Craft Farms joint venture and $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project.

(6)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(7)	(Loss)/Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with ASC 205-20.
QUARTERLY DATA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2010 AND 2009

	2Q10	2Q09	YTD 10	YTD 09
Assets Sold
Revenue from assets sold	$4	$1,244	$(24)	$2,571
Expenses from assets sold (1)	19	741	22	1,385

NOI from assets sold	(15)	503	(46)	1,186

Assets Held for Sale
Revenue from assets held for sale	—	—	—	—
Expenses from assets held for sale	—	—	—	—

NOI from assets held for sale	—	—	—	—

Assets sold, not classified in discontinued operations
Revenue from assets sold	4	(27)	20	225
Expenses from assets sold	31	58	39	204

NOI from assets sold	$(27)	$(85)	$(19)	$21

(1)	Excludes non-cash impairment charge of $1.8 million for the three and six months ended June 30, 2009.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of June 30, 2010). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	2Q10	2Q09	YTD 10	YTD 09
(Loss)/Income from discontinued operations	$(15)	$(1,288)	$(46)	$(745)
Adjustment for:
Impairment	—	1,800	—	1,800
Depreciation and amortization expenses	—	(9)	—	131

NOI from discontinued operations	$(15)	$503	$(46)	$1,186

NOI from assets sold	(15)	503	(46)	1,186
NOI from assets held for sale	—	—	—	—

NOI from discontinued operations	$(15)	$503	$(46)	$1,186

EBITDA RECONCILIATION

	2Q10	2Q09	YTD 10	YTD 09
Net (Loss) Income to Common S/H	$(11,849)	$(1,903)	$(24,178)	$12,001

Consolidated
Noncontrolling Interest	(1,290)	(339)	(2,785)	2,166
(Inc)/Loss — Uncons. Assets	(395)	628	(665)	1,278
Preferred Dividends	3,847	3,850	7,692	7,734
Preferred Share Issuance Costs	—	—	—	5
Interest Expense	20,927	22,810	41,828	43,242
Amortization of Deferred Financing Costs	1,131	807	2,316	2,110
Gain on Retirement of Debt	(1,015)	(16,232)	(1,044)	(41,551)
Loss/(Gain) on Hedging Activites	289	(4)	289	1,060
Income Tax (Benefit) Expense	531	244	781	356
Depreciation & Amortization	32,413	29,466	64,915	58,263
(Gain)/Loss on Sale (Cont & Disc)	574	152	616	(8,476)
Gain/(Loss) — Undepreciated Property (1)	(538)	(165)	(548)	7,532
Impairment (2)	—	2,364	—	3,417
Amortization of Stock Based Compensation Expense	1,161	807	2,155	1,562

EBITDA from Consolidated Props	45,786	42,485	91,372	90,699

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	395	(628)	665	(1,278)
Preferred Dividends	—	134	—	281
Interest Expense	3,284	6,131	6,310	12,212
Amortization of Deferred Financing Costs	28	92	68	187
Depreciation & Amortization	3,163	6,850	6,770	13,790
Gain on Sale of Property	(15)	35	(96)	52

EBITDA	$52,641	$55,099	$105,089	$115,943

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

(2)	Includes non-cash impairment charge from continuing and discontinued operations.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
RECONCILIATION OF SEC COVERAGE RATIOS

	2Q10	2Q09	YTD 10	YTD 09
Earnings
Net (Loss) Income (before preferred shares)	$(9,815)	$134	$(20,111)	$16,115
Discontinued Operations:
(Income)/Loss from Discontinued Operations	15	1,288	46	745
Noncontrolling Interest in CRLP	(2)	(204)	(11)	(44)
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	13	32	48	(12)
Noncontrolling Interest of Limited Partners	—	26	5	(442)
CRLP Noncontrolling Interest — Common U/H	(1,288)	(135)	(2,774)	2,210
(Gains)/Losses from Sales of Property, net of income taxes	654	143	661	(5,238)
Noncontrolling Interest of Limited Partners	(28)	(9)	(111)	999
Income Taxes	439	221	687	(2,640)
(Income)/Loss from Unconsolidated Entities	(395)	628	(665)	1,278

	(10,407)	2,124	(22,225)	12,971
Amortization of Interest Capitalized	963	945	1,926	1,845
Capitalized Interest	(302)	(827)	(670)	(3,070)
Distributions from Unconsolidated Entities	1,917	3,313	3,789	7,093
Fixed Charges, from below	24,173	26,257	48,439	52,047

Earnings	16,344	31,812	31,259	70,886

Fixed Charges
Interest Expense	20,927	22,810	41,828	43,242
Capitalized Interest	302	827	670	3,070
Amortization of Deferred Financing Costs	1,131	807	2,316	2,110
Distrib to Series B Pfd Unitholders	1,813	1,813	3,625	3,625

Total	24,173	26,257	48,439	52,047

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B & D	2,034	2,037	4,067	4,109

Total	$26,207	$28,294	$52,506	$56,156

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	2Q10	2Q09	YTD 10	YTD 09
Interest Coverage Denominator
Interest Expense	$20,927	$22,810	$41,828	$43,242
Interest Expense — Unconsolidated	3,284	6,131	6,310	12,212

Total Interest Expense	24,211	28,941	48,138	55,454

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,847	3,850	7,692	7,734
Debt Principal Amortization	328	243	630	481
Debt Principal Amortortization — Unconsolidated	175	236	454	452

Total Fixed Charges	28,561	33,270	56,914	64,121

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	302	827	670	3,070

Total Fixed Charges w/ Capitalized Interest	$28,863	$34,097	$57,584	$67,191

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2010
Appendix

			Year Built / Avg		Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN MAJOR MARKETS

CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	244	94.4%	856	0.63	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	95.3%	967	0.80	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	98.1%	770	0.60	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	92.2%	789	0.59	S
CG at Sugarloaf	Atlanta	GA	2002	100.0%	250	329	97.2%	792	0.60	S
CG at McGinnis Ferry	Atlanta	GA	1997	100.0%	434	509	94.5%	797	0.68	S
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	98.5%	721	0.77	S
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	95.1%	709	0.67	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	95.6%	756	0.71	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	95.4%	677	0.68	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	95.5%	751	0.74

	Total	11	12.6 Years		3,640	4,086	95.6%	765	0.68

	Same Store	10	12.6 Years		3,282	3,722	95.6%	765	0.67

CG at Silverado	Austin	TX	2004	100.0%	238	240	97.5%	732	0.73	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	98.4%	812	0.78	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	470	96.2%	631	0.72	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	95.3%	635	0.72	S
CG at Round Rock	Austin	TX	2006	100.0%	422	430	95.7%	760	0.75	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	94.7%	874	0.84
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	98.6%	682	0.80
CV at Canyon Hills	Austin	TX	1996	100.0%	229	183	96.9%	657	0.82	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	99.1%	758	0.73

	Total	9	6.7 Years		2,908	2,763	96.9%	722	0.76

	Same Store	6	8.8 Years		1,910	1,794	96.5%	700	0.75

CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	97.3%	927	0.82	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	97.1%	688	0.63	S
CG at Riverchase Trails (1)	Birmingham	AL	1996	100.0%	345	327	96.8%	723	0.76
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	508	95.4%	567	0.65	S

	Total	4	14.5 Years		1,607	1,585	96.5%	696	0.71

	Same Store	3	14.7 Years		1,262	1,257	96.4%	689	0.69

CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	95.5%	832	0.72	S
CV at Westchase	Charleston	SC	1985	100.0%	352	258	95.5%	581	0.79	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	100.0%	692	0.67	S
CG at Quarterdeck	Charleston	SC	1987	100.0%	230	219	97.0%	826	0.87	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	98.5%	632	0.69	S
CV at Windsor Place	Charleston	SC	1985	100.0%	224	213	96.4%	629	0.66	S

	Total	6	21.8 Years		1,578	1,497	97.1%	694	0.73

	Same Store	6	21.8 Years		1,578	1,497	97.1%	694	0.73

CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	99.2%	735	0.80	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	279	97.0%	655	0.71	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	99.0%	705	0.71	S
CG at Ayrsley	Charlotte	NC	2009	100.0%	368	372	97.6%	762	0.75	S
CV at Chancellor Park	Charlotte	NC	1996	100.0%	340	327	95.9%	633	0.66	S
CG at Huntersville	Charlotte	NC	2009	100.0%	250	248	98.4%	748	0.75	S
CG at University Center	Charlotte	NC	2006	100.0%	156	167	96.2%	697	0.65	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	256	97.8%	698	0.74	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	98.1%	777	0.83
Enclave	Charlotte	NC	2008	100.0%	85	108	97.6%	1,368	1.07
CV at Meadow Creek	Charlotte	NC	1984	100.0%	250	230	92.4%	565	0.61	S
Heatherwood	Charlotte	NC	1980	100.0%	476	439	95.0%	537	0.58	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	95.3%	511	0.63	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	94.8%	592	0.66	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	97.5%	547	0.58	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	301	96.2%	683	0.65	S
CV at Timber Crest	Charlotte	NC	2000	100.0%	282	273	95.0%	603	0.62	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	96.8%	616	0.56	S

	Total	18	12.1 Years		4,865	4,704	96.6%	658	0.68

	Same Store	16	14.8 Years		4,564	4,393	96.5%	639	0.66

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2010
Appendix

			Year Built / Avg		Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	95.9%	813	0.90	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	96.4%	703	0.79	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	97.5%	755	0.81	S
CV at Oakbend	Dallas/Fort Worth	TX	1996	100.0%	426	383	87.6%	714	0.80	S
Brookfield	Dallas/Fort Worth	TX	1984	100.0%	232	166	96.6%	543	0.76	S
Paces Cove	Dallas/Fort Worth	TX	1982	100.0%	328	220	95.7%	480	0.72	S
Remington Hills	Dallas/Fort Worth	TX	1984	100.0%	362	347	95.6%	691	0.72	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	99.5%	727	0.77	S
Summer Tree	Dallas/Fort Worth	TX	1980	100.0%	232	136	94.8%	468	0.80	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	96.7%	543	0.69	S
CV at Grapevine I & II	Dallas/Fort Worth	TX	1985	100.0%	450	387	95.6%	677	0.79	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	98.3%	543	0.68	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1997	100.0%	396	462	96.2%	960	0.82	S
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	98.3%	795	0.83

	Total	14	20.1 Years		4,768	4,191	95.6%	684	0.78

	Same Store	13	21.4 Years		4,480	3,912	95.6%	684	0.78

CG at Edgewater I	Huntsville	AL	1990/99	100.0%	500	543	98.6%	669	0.62	S
CG at Madison	Huntsville	AL	2000	100.0%	336	355	96.7%	759	0.72	S

	Total	2	12.8 Years		836	897	97.8%	705	0.66

	Same Store	2	12.8 Years		836	897	97.8%	705	0.66

CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	99.3%	909	0.78	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100.0%	456	535	96.5%	915	0.78	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	97.6%	763	0.84	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	97.5%	1,035	1.07	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	96.5%	862	0.76	S

	Total	5	8.6 Years		1,756	1,907	97.6%	870	0.80

	Same Store	5	8.6 Years		1,756	1,907	97.6%	870	0.80

CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	96.7%	859	0.77	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	96.6%	744	0.74	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	95.7%	728	0.74	S
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	96.7%	637	0.63	S

	Total	4	12.5 Years		952	978	96.4%	729	0.71

	Same Store	4	12.5 Years		952	978	96.4%	729	0.71

CG at Arringdon	Raleigh	NC	2003	100.0%	320	311	98.8%	716	0.74	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	237	94.0%	775	0.83	S
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	98.1%	669	0.67	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	91.6%	715	0.68	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	97.4%	658	0.69	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	94.6%	722	0.74	S
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	484	96.3%	707	0.67	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	377	95.1%	746	0.73

	Total	8	14.1 Years		2,334	2,335	95.9%	710	0.71

	Same Store	7	14.9 Years		1,964	1,958	96.0%	709	0.71

Ashley Park	Richmond	VA	1988	100.0%	272	194	96.0%	626	0.88	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	93.1%	678	1.32	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	98.3%	753	0.98	S
CV at West End	Richmond	VA	1987	100.0%	224	156	99.1%	694	0.99	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	98.2%	767	0.81	S
CV at Waterford	Richmond	VA	1989	100.0%	312	289	97.1%	796	0.86	S

	Total	6	26.9 Years		1,700	1,299	96.8%	721	0.94

	Same Store	6	26.9 Years		1,700	1,299	96.8%	721	0.94

CG at Godley Station I	Savannah	GA	2005	100.0%	312	337	96.8%	763	0.71	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	96.2%	753	0.81
CV at Greentree	Savannah	GA	1984	100.0%	194	165	90.7%	627	0.74	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	93.8%	889	0.85	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	94.6%	725	0.88	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	93.6%	728	0.69	S

	Total	6	16.2 Years		1,437	1,414	94.6%	761	0.77

	Same Store	5	19.0 Years		1,149	1,145	94.2%	763	0.77

TOTAL PROPERTIES IN MAJOR MARKETS		93	14.8 Years		28,381	27,656	96.3%	717	0.74

	Same Store	83	15.7 Years		25,433	24,759	96.2%	711	0.73

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2010
Appendix

			Year Built / Avg		Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN OTHER MARKETS

Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	98.6%	676	0.78	S
Autumn Park I & II	Greensboro	NC	2001/04	100.0%	402	404	95.5%	682	0.68	S
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	356	98.7%	633	0.69	S
CG at Traditions	Gulf Shores	AL	2007	35.0%	324	322	99.1%	543	0.54
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	94.5%	770	0.86
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	98.6%	826	0.84	S
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	97.8%	852	0.90	S
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	97.6%	942	0.90	S
CV at Greenbrier	Washington DC	VA	1980	100.0%	258	217	98.8%	832	0.99	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	147	96.4%	685	0.77	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	100.0%	777	0.86	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	94.5%	528	0.55	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	96.4%	575	0.66	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	94.7%	793	0.80
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	199	95.7%	549	0.64	S
Cypress Village	Gulf Shores	AL	2009	100.0%	96	206	97.9%	1,120	0.52
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100.0%	310	312	97.4%	588	0.58	S

TOTAL PROPERTIES IN OTHER MARKETS		17	18.4 Years		4,824	4,647	97.2%	724	0.75

	Same Store	13	21.8 Years		3,740	3,501	97.5%	710	0.76

THIRD PARTY MANAGED BUSINESS

Cary	Raleigh	NC	1995	0.0%	319	400	95.0%
Hawthorne Groves	Orlando	FL	2002	0.0%	328	363	95.7%
Hawthorne Village	Daytona Beach	FL	2006	0.0%	378	414	97.9%

TOTAL MANAGED	Total	3	9.0 Years		1,025	1,177	96.3%

TOTAL ALL PROPERTIES (2)		113	14.9 Years		34,230	33,480	96.4%	718	0.74

	Same Store	96	16.5 Years		29,173	28,260	96.4%	711	0.73

Notes:

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up. These properties are not included in Occupancy and Market Rent calculations.

S = Current year same-property portfolio: Property has been stabalized as of the beginning of the prior calendar year. Partially-owned properties are not included.

(1) Purchased remaining 80% ownership in property in June 2010. Market Rental Rates Per Home and Per Square Foot calculations include April’s and May’s Market Rent at 100%.

(2) Total all properties as calculated includes partially-owned properties.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of June 30, 2010
Appendix

					Square Feet (000s)
						Anchor			Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)
CONSOLIDATED PROPERTIES

CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	34.1%	23.27
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	79.7%	28.80
Three Ravinia (Office)	Atlanta	GA	1991	100%	813	—	813	85.0%	25.12
Brookwood Village (Retail)	Birmingham	AL	1973/91/2000	100%	605	232	373	92.9%	28.03
Brookwood Convenience Center (Retail) (2)	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Tannehill (Retail)	Birmingham	AL	2008	100%	433	211	222	94.7%	20.25
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	79.6%	33.04
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	98.2%	19.46
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	LU	LU

Total Consolidated		10			3,222	836	2,387	84.0%	$25.77

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	57.4%	$20.36
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	91.0%	21.78
Colonial Center at Bayside	Tampa	FL	1988/94/97	15%	213	—	213	54.1%	19.47
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	92.1%	22.02
Colonial Center Blue Lake	Birmingham	AL	1982/2005	15%	167	—	167	68.0%	20.50
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	86.0%	19.82
Colonial Place I and II	Tampa	FL	1984/86	15%	371	—	371	82.8%	25.29
Colonial Plaza	Birmingham	AL	1982/99	15%	171	—	171	92.7%	18.12
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	—	38	81.0%	24.60
Concourse Center	Tampa	FL	1982/83/84/2003/05	15%	294	—	294	78.0%	20.22
Colonial Plaza South Park	Charlotte	NC	1981/2007	15%	203	—	203	82.5%	19.00
Independence Plaza	Birmingham	AL	1979/2000	15%	106	—	106	97.6%	19.30
International Park	Birmingham	AL	1987/99	15%	211	—	211	91.1%	20.45
The Peachtree	Atlanta	GA	1989	15%	317	—	317	90.0%	24.56
Research Park Plaza III and IV	Austin	TX	2001	15%	360	—	360	94.5%	24.31
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	78.5%	10.49

Total		16			4,915	—	4,915	84.5%	20.87

Total (Weighted)		16				—	737	84.5%	20.87

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	91.6%	$25.15
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	84.3%	19.28

Total		2			305	—	305	89.1%	22.59

Total (Weighted)		2					46	89.1%	22.59

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.60
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.60
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	100.0%	15.66
DRS Building	Huntsville	AL	1972/86/90/2003	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	97.5%	18.81
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	93.5%	13.40
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	96.0%	19.66
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	100.0%	13.13

Total		9			1,704	—	1,704	98.5%	15.17

Total (Weighted)		9					170	98.5%	15.17

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
Parkway Place (Retail)	Huntsville	AL	1999	50%	621	348	273	91.6%	28.37
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	90.5%	18.44
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	98.6%	14.96
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	94.1%	21.19
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	477	74	403	94.5%	24.10
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	160	30	130	80.8%	20.63

Total		9			2,615	1,162	1,454	93.1%	23.38

Total (Weighted)		9					541	92.6%	24.35

Total Unconsolidated		36			9,539	1,162	8,377	89.0%	19.70

Total Unconsolidated (Weighted)		36					1,494	89.2%	20.88

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of June 30, 2010
Appendix

					Square Feet (000s)
						Anchor			Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)
THIRD-PARTY MANAGED BUSINESS

International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Atlanta Chamblee (Office)	Atlanta	GA		0%	1,130
Atlanta Perimeter (Office)	Atlanta	GA		0%	182
Atlantic Center Plaza (Office)	Atlanta	GA		0%	501
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Broward Financial Center (Office)	Ft.Lauderdale	FL		0%	326
Charlotte University (Office)	Charlotte	NC		0%	183
Germantown Center (Office)	Memphis	TN		0%	536
Jacksonville Baymeadows (Office)	Jacksonville	FL		0%	752
Jacksonville JTB (Office)	Jacksonville	FL		0%	244
Orlando Central (Office)	Orlando	FL		0%	625
Orlando Lake Mary (Office)	Orlando	FL		0%	305
Orlando University (Office)	Orlando	FL		0%	386
Post Oak (Office)	Houston	TX		0%	1,202
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197

TOTAL MANAGED		17			7,005

Total Commercial Properties		63			19,766	1,998	10,764	87.9%	$20.73

Total Commercial Properties (Weighted)		63					3,881	86.1%	$23.60

Notes:

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	This property includes an aggregate of 88,158 square-feet. However, only 4,708 square-feet is currently being leased due to redevelopment plans.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of June 30, 2010
($ in 000s)

		Units/			Occupancy
Property		SF-000s		CLP % Own	Rate	Sec’d Debt	Equity Invest
Colonial Grand at Research Park		370		20%	95.1%	4,447	858
Colonial Grand at Huntcliff		358		20%	95.5%	5,114	1,560
Regents Park (Phase II)	(1)	—		40%	—	—	3,375
Colonial Grand at Traditions		324		35%	99.1%	11,707	—
Belterra		288		10%	98.3%	1,985	478
Colonial Grand at McKinney	(1)	—		25%	—	—	1,721

Total Multifamily (2)		1,340				$23,253	$7,992

DRA/CLP	(3)	5,220		15%	84.8%	111,286	(17,086)
Bluerock	(4)	1,704		10%	98.5%	10,754	(5,024)
Parkway Place		621		50%	91.6%	23,363	14,919
Colonial Pinnacle at Turkey Creek		477		50%	94.5%	32,500	2,290
Colonial Pinnacle at Turkey Creek III		160		50%	80.8%	6,255	7,132

Other
Land Title Building		30		33%	100.0%	268	180
Colonial Promenade Madison		111		25%	98.6%	—	2,117
Colonial Promenade Hoover		381		10%	90.5%	1,591	56
Colonial Promenade Smyrna		416		50%	96.6%	14,037	2,477
Colonial Promenade Alabaster II/Tutwiler II		420		5%	96.1%	2,000	52

Total Commercial		9,540	(5)			$202,054	$7,113

Other Unconsolidated Investments						114	1,792

Total Investments in Unconsolidated Subsidiaries						$225,421	$16,897

Notes:

(1)	Consists of undeveloped land.

(2)	On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC (DRA), in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, NC, and made a net cash payment of $2.7 million in exchange for DRA’s 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.

(3)	As of June 30, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $14.9 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $32.0 million, which is being amortized over the life of the properties. This joint venture is presented under “Liabilities” on the Company’s Balance Sheet as of June 30, 2010.

(4)	Equity investment includes the Company’s investment of approximately $2.2 million, offset by the excess basis difference on the transaction of approximately $7.2 million, which is being amortized over the life of the properties. This joint venture is presented under “Liabilities” on the Company’s Balance Sheet as of June 30, 2010.

(5)	Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 31-32.

2Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

2Q10	NYSE: CLP